/ CORRECTION - SourceForge, Inc.

MOUNTAIN VIEW, CA -- 05/27/2008 -- In the news release, "SourceForge Reports Third Quarter Fiscal 2008 Results," issued yesterday by SourceForge, Inc. (NASDAQ: LNUX), we are advised by the company that in the first section of the Condensed Consolidated Statements of Operations table, the "Restructuring costs" and "Operating income (loss) from continuing operations" rows were inadvertently duplicated, and the final number of the "Operating income (loss) from continuing operations" row should read "3,338" rather than "3,3338." The corrected text of the first section of the table follows.

                            SourceForge, Inc.

              CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (In thousands, except per share data)
                              (unaudited)

                                    Three Months Ended  Nine Months Ended
                                        April 30,           April 30,
                                    ------------------  ------------------
                                      2008      2007      2008     2007
                                    --------  --------- -------- ---------

Online Media revenue                $  5,122  $   5,073 $ 13,750 $  12,603
E-commerce revenue                     6,664      5,179   30,236    22,917
                                    --------  --------- -------- ---------
  Net revenue                         11,786     10,252   43,986    35,520
                                    --------  --------- -------- ---------

Online Media cost of revenue           1,885      1,194    5,188     3,484
E-commerce cost of revenue             5,449      4,171   22,749    17,322
                                    --------  --------- -------- ---------
  Cost of revenue                      7,334      5,365   27,937    20,806
                                    --------  --------- -------- ---------

  Gross margin                         4,452      4,887   16,049    14,714
                                    --------  --------- -------- ---------

Operating expenses:
  Sales and marketing                  2,063      1,423    5,937     4,284
  Research and development             1,136        933    3,006     2,760
  General and administrative           1,936      1,435    6,407     4,332
  Restructuring costs                      -          -    1,414         -
                                    --------  --------- -------- ---------
    Total operating expenses           5,135      3,791   16,764    11,376
                                    --------  --------- -------- ---------
Operating income (loss) from
 continuing operations                  (683)     1,096     (715)    3,338
Interest and other income, net           217        719    1,549     2,150
                                    --------  --------- -------- ---------
Income (loss) from continuing
 operations before income taxes         (466)     1,815      834     5,488
Provision (benefit) for income
 taxes                                   (27)        54      178       239
                                    --------  --------- -------- ---------
    Income (loss) from continuing
     operations                         (439)     1,761      656     5,249
Income from discontinued operations        -      4,730        -     2,878
                                    --------  --------- -------- ---------
    Net income (loss)               $   (439) $   6,491 $    656 $   8,127
                                    ========  ========= ======== =========

Income (loss) per share from
 continuing operations:
  Basic                             $  (0.01) $    0.03 $   0.01      0.08
                                    ========  ========= ======== =========
  Diluted                           $  (0.01) $    0.03 $   0.01      0.08
                                    ========  ========= ======== =========

Income per share from discontinued
 operations:
  Basic                             $   0.00  $    0.07 $   0.00      0.04
                                    ========  ========= ======== =========
  Diluted                           $   0.00  $    0.07 $   0.00      0.04
                                    ========  ========= ======== =========

Net income (loss) per share:
  Basic                             $  (0.01) $    0.10 $   0.01      0.12
                                    ========  ========= ======== =========
  Diluted                           $  (0.01) $    0.09 $   0.01      0.12
                                    ========  ========= ======== =========

Shares used in computing earnings
 per share:
  Basic                               67,475     67,614   67,440    66,564
                                    ========  ========= ======== =========
  Diluted                             67,475     69,200   67,702    68,839
                                    ========  ========= ======== =========

CONTACT:
Patty Morris
Chief Financial Officer
SourceForge, Inc.
(650) 694-2164
pmorris@corp.sourceforge.com